First-in-disease therapies for patients with rare diseases Corporate Presentation January 2026

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (“the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company’s future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company’s current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, and projections of the Company’s future ﬁnancial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

PALVELLA (pɑlʋelːɑ, Finnish): TO SERVE Building the leading rare disease biopharma company focused on developing and commercializing first-in-disease therapies for serious, rare skin diseases and vascular malformations

Palvella: Leadership in Treating Serious, Rare Skin Diseases and Vascular Malformations Repeatably unlocking multi-billion dollar market opportunities in previously untreated orphan diseases …through: First-in-Disease Focus Molecules Aimed at Addressing Causal Disease Biology Innovative QTORIN™ Platform Seasoned Rare Disease Leadership with Development, Regulatory, & Launch Expertise …resulting in first-in-disease therapies with potential in: Microcystic Lymphatic Malformations Cutaneous Venous Malformations Clinically Significant Angiokeratomas Disseminated Superficial Actinic Porokeratosis …with more to come Innovative capital efficient business model

What’s New at Palvella (January 2026): Advancing Our Late-Stage Pipeline and QTORIN™ Platform Expanded pipeline: Four programs with first-in-disease potential in high unmet need, commercially attractive rare diseases 1 QTORIN rapamycin: $1-$3bn+ peak U.S. sales potential; pipeline-in-a-product opportunity with potential beyond first two indications 2 Micro LMs: Phase 3 topline data expected March 2026; Breakthrough Therapy Designation positions program for expedited regulatory review 3 Pipeline: Scaling new QTORIN™ product development under David Osborne, Ph.D., Chief Innovation Officer 4 Repeatably unlocking multi-billion dollar market opportunities in previously untreated orphan diseases

QTORIN™ Rapamycin: Potential First FDA-Approved Therapy and First-Line, Standard-of-Care in Two Vascular Malformations



PHASE 3 DATA MARCH ’26; APPROVAL TARGET Q2 2027

Microcystic Lymphatic Malformations

> 30k U.S. patients



POSITIVE PHASE 2 DATA IN DEC 2025

Cutaneous Venous Malformations

> 75k U.S. patients

Senior Commercial and Medical Leadership Accelerating U.S. Launch Readiness

Market research indicates strong physician enthusiasm for **QTORIN™ rapamycin**[1]:

mLM: 98% of physicians would consider *first-line*
cVM: 86% of physicians would consider *first-line*

~96% of VACs* today prescribe oral mTOR inhibitors[2]: familiarity with class & mechanism of drug

High patient concentration at **400** centers (incl. vascular anomaly centers) which are high-volume treaters

6

*VAC = vascular anomaly center. 1. Medacorp Research. 2. Cohen-Cutler et al., *The Journal of Pediatrics,* (2023).

palvella THERAPEUTICS

QTORIN™ Rapamycin: Multi-Billion Dollar Market Opportunities in Two Lead Indications

Microcystic Lymphatic Malformations

>30K diagnosed U.S. patients[1]

+

Cutaneous Venous Malformations

>75K diagnosed U.S. patients[2]

Annual ~$100k-$200k pricing range per patient
supported by payor research and analogue orphan launches (e.g., Oxervate, Arikayce, Tepezza)

Potential for ≥ 20% penetration supported by rare disease launches[3]

Potential $1bn-$3bn+ U.S. peak sales potential

1. Incidence, prevalence, and care for patients with lymphatic malformations (LMs) in the U.S.: A claims-based analysis, Society of Investigative Dermatology, 2025. Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims analysis conducted by Trinity Life Sciences (June 2024). Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease). 2. Primary prospective research conducted by Clarity Pharma. 3. Leerink 2016 report.

7

palvella THERAPEUTICS

2025 Established the Foundation for a Catalyst-Rich 2026 and Beyond

Vision: An enduring rare disease biopharma company with 10+ first-in-disease therapies launched or in late-stage development

2025 Accomplishments

- ✓ **Positive Phase 2 cVM data (December 2025)**
- ✓ Phase 3 mLM SELVA trial exceeded enrollment
- ✓ Announced third QTORIN™ rapamycin program
- ✓ Announced QTORIN™ pitavastatin program
- ✓ Granted FDA Fast Track Designation for angiokeratomas

Anticipated By YE 2026

- ***Q1 2026: Phase 3 mLM SELVA topline data (March 2026)***
- Potential Breakthrough Therapy Designation for cVMs (1H 2026)
  - ✓ *Submitting application following Jan '26 BTD preliminary advice meeting with FDA*
- NDA submitted to FDA for QTORIN™ rapamycin in mLMs (2H 2026)
- Phase 3 pivotal study initiated in cVMs (2H 2026)
- Phase 2 study initiated in clinically significant angiokeratomas (2H 2026)
- Phase 2 study initiated in DSAP* (2H 2026)
- Two new programs added to rare disease pipeline (2H 2026)

*DSAP = Disseminated Superficial Actinic Porokeratosis. *QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and neither has been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

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palvella THERAPEUTICS

OUR LEAD PRODUCT CANDIDATE QTORIN™ 3.9% RAPAMYCIN ANHYDROUS GEL

HIGH DRUG LOADING CAPACITY High solubility → high concentrations → potential for rapid onset and large magnitude treatment effect TOLERABILITY Retaining active drug in the skin while minimizing systemic absorption DERMAL ENGAGEMENT Delivery to deeper layers of skin, often the site of disease pathophysiology IP Each QTORIN™ product candidate eligible for composition IP on formulation QTORIN™: Reproducible Platform for Generating Novel, Topical Product Candidates in a Capital Efficient Manner QTORIN™ PLATFORM

Our Breakthrough Innovation: QTORIN™ 3.9% Rapamycin Anhydrous Gel

Oral rapamycin is <u>not</u> a viable therapeutic option in skin diseases:

Systemic toxicities & low biodistribution to the skin

OPTIMIZED CONCENTRATION

QTORIN™ synergistic solubility results in *3.9%* concentration



DERMAL ENGAGEMENT

Rapamycin concentration in dermis exceeds IC90 for mTOR inhibition[1]



TOLERABILITY

No traditional penetration enhancers; limited systemic absorption[2]




palvella
THERAPEUTICS
QTORIN™
3.9% rapamycin
anhydrous gel

Intended for once daily at-home self-administration

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

1. Data on file. 2.Clinical Study Report PALV-0609.

11

QTORIN™ Rapamycin: “Pipeline-in-a-Product” to Address Broad Range of mTOR-Driven Skin Diseases Larger, controlled studies are needed to define optimal concentrations, formulations, and dosing schedules. “ “ > 25 mTOR-driven skin diseases Vascular anomalies, genodermatoses, non-vascular neoplasms, and others Need for safe and effective FDA-approved therapy for these indications 2015 2021 2025

Three Announced Indications for QTORIN™ Rapamycin in Multi-Billion Dollar Markets

Pipeline-in-a-product strategy expands addressable U.S. patient pool by 10x beyond initial indication



= 5k
30k+
Microcystic LMs
75k+
Cutaneous VMs
Announced
September 2025
50k+1
Clinically Significant Angiokeratomas
Targeting announcement
in 2026 and beyond
200k+
Additional Potential Future Indications2
TODAY
FUTURE
Estimated timeline for potential regulatory approval
2027
2029
2031+
2032+

13

1. Clarity Pharma research (July 2025), n=643 physicians surveyed. 2. Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN Microcystic Lymphatic Malformations FOR

Microcystic Lymphatic Malformations:
Serious, Debilitating, and Lifelong

Genetics & Pathophysiology:

Monogenic somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

Early onset: Present at birth and significant impact to adolescents

Lymphorrhea: Persistent discharge of lymphatic fluid through skin layers

Deep infections: Cellulitis and other serious infections

Natural history: Proliferation of infiltrative lesions with no spontaneous resolution

> 30k patients

ESTIMATED DIAGNOSED IN THE U.S.[1]







Leads to serious impact to quality of life and hospitalizations, with <u>no FDA-approved therapies</u>

Current options: surgeries, sclerotherapy (chemotherapy injections), laser therapy, off-label oral and topical mTOR inhibitors

1. Incidence, prevalence, and care for patients with lymphatic malformations (LMs) in the U.S.: A claims-based analysis, Society of Investigative Dermatology, 2025. Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims analysis conducted by Trinity Life Sciences (June 2024). Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease).

15

QTORIN™ Rapamycin for Micro LMs: On Target, In Tissue rapamycin Target: mTOR Tissue: Dermis Monogenic somatic mutations leads to overactivated PI3K/mTOR signaling QTORIN™ delivers pharmacologically active levels of rapamycin to diseased tissue QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

QTORIN™ Rapamycin: Phase 2 Study in Microcystic LMs n=12; QD dose James Treat, MD Joyce Teng, MD, PhD Alison Small, MD Milton Waner, MD Steve Kempers, MD Single arm, QTORIN™ rapamycin treatment (QD) (12 weeks) Baseline (4 weeks) Study Objectives: Safety and efficacy Results Clinically & statistically significant on pre-specified global and individual endpoints Patient exit interviews and photographs align with clinical data

Phase 2: Clinically Meaningful, Statistically Significant Improvements

n=12; QD dose



Very Much Improved
Much Improved
Minimal Improvement
No Change
Minimally Worse
Much Worse
Very Much Worse
3
2
1
0
-1
-2
-3
*
Mean CGI-C:
+ 2.42 (p<0.0001)
Week 4
Week 8
Week 12
Week 4
Week 8
Week 12
Clinician Global Impression of Change
Patient Global Impression of Change

Statistically significant across key clinician-assessed individual signs of microcystic LM at week 12

- Height (p<0.0001)
- Leaking (p<0.005)
- Bleeding (p<0.05)
- Erythema (p<0.005)
- Hyperkeratosis (p<0.005)

→ **100% of participants were either "Much Improved" or "Very Much Improved"** on CGI-C after 12 weeks of treatment

→ **Palvella was subsequently granted FDA Breakthrough Therapy Designation** based on this data

18

* = p-value <0.0001

palvella THERAPEUTICS

Week 12 Phase 2 Results: Visible Improvement Baseline Patient CGI-C: Very Much Improved (+3). QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Underarm Underarm

Week 12 Baseline Phase 2 Results: Visible Improvement Wrist Wrist Patient CGI-C: Very Much Improved (+3). QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

Phase 2 Results: Safety and Tolerability TREATMENT-AFFECTED DRUG-RELATED AES RELATED ANY GRADE EVENTS (%, N=12) Application site pain 3 (25) Application site pruritus 3 (25) Application site discharge, Application site erythema, Application site paraesthesia, Nodule, Eczema, Skin exfoliation, Diarrhea, Headache 1 (8.3) each QTORIN™ rapamycin had favorable safety profile and was well-tolerated All Treatment Related Adverse Events were moderate or mild (no severe events) No discontinuations due to AEs No unexpected AEs Low blood levels of rapamycin detected: 0.12 ng/mL (mean) Significantly below 5 ng/mL which is the lower boundary where rapamycin begins to exert immunosuppressive effects

Phase 3 SELVA Trial Design Single-arm, baseline-controlled, 24-week efficacy evaluation, QD dose, age 3+(1) 1. Patients ages 3-5 will be excluded from primary endpoint. Primary Endpoint: mLM-IGA (Investigator Global Assessment), a 7-point clinician change scale with similarities to CGI-C (used in Phase 2) Enrollment: n=51 patients (exceeded enrollment target of 40 patients) Sites: Palvella’s Definition of Success in SELVA Target for Decisive Win: Mean mLM-IGA of +1.0 or greater Upside Case Outcome: Mean mLM-IGA of +1.5 or greater

Regulatory: NDA Submission Planned for 2H 2026

Breakthrough, Fast Track, and Orphan Designations granted

FDA Overview:

- **Center:** Center for Drug Evaluation Research (CDER)
- **Division:** Dermatology and Dentistry
  - **Leadership:** Dr. Jill Lindstrom remains in Director role
- **NDA Review:** Due to planned 505(b)(2) pathway, division leadership expected to be responsible for NDA decision

Anticipating expedited regulatory pathway:

i. Breakthrough Therapy, Fast Track, and Orphan Drug Designations
ii. Planned 505(b)(2) pathway
iii. Potential for six-month priority review
iv. Potential for rolling NDA submission
v. Real-world evidence supporting rapamycin in microcystic LMs

Phase 3 SELVA Study: FDA Orphan Products Grants Awardee

- Single arm, baseline-controlled Phase 3 SELVA study was named one of seven awardees of an FDA orphan products grant (out of 51 applicants)
- Based on scientific and technical merit
- Up to $2.6 million in non-dilutive funding

Breakthrough Therapy Designation | **Fast Track Designation** | **Orphan Drug Designation**

"Single-arm trials may be an important option in rare diseases with well-understood pathophysiology and a well-defined disease course"

- FDA's May 2014 Draft Guidance: Expedited Programs for Serious Conditions – Drugs and Biologics

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palvella THERAPEUTICS

Strong Barriers Through Multi-Layered Exclusivity Strategy Granted U.S. Patents Trade Secrets Regulatory Orphan drug designation and 7-year data exclusivity from anticipated FDA approval Multiple trade secrets related to proprietary formulation processes and manufacturing know-how 6 issued U.S. patents with claims through at least 2038 Including protection against 0.1% to 20% anhydrous gel compositions of rapamycin and other mTOR inhibitors IP portfolio, trade secrets, and regulatory exclusivities through at least 2038

QTORIN™ 3.9% RAPAMYCIN U.S. Commercial Launch Planning

Microcystic LMs: Multi-billion Dollar, Uncontested U.S. Market Opportunity with Commercial Build-Out Underway ASHLEY KLINE Chief Commercial Officer Joined May 2025 Recently elucidated genetics enable development of first targeted therapy to address causal mTOR pathway with minimal side effects Large orphan market: Claims analyses verified > 30k estimated diagnosed U.S. patients, with >1,500 incident patients annually 1 Positioned to be first and only FDA-approved therapy; market research indicates strong intent to prescribe, including in pediatric population 2 Recent payor testing and orphan analogues validate expected orphan pricing corridor 3 Concentrated prescriber base in vascular anomaly centers (VACs) & other clinics 4

QTORIN™ Rapamycin Physician Market Research:
Potential to be First Line, Standard of Care Therapy for Microcystic LMs

Product X: Topical 3.9% rapamycin gel, including results from Phase 2 study of QTORIN™ rapamycin

Core Intent to Prescribe Insights

Would consider Product X as a **first-line** therapy — **98%** of physicians

Percent of my microcystic LM patients I would prescribe Product X: — **75%** of patients

"[Product X] would be an excellent safe option that I would readily prescribe"

Additional Insights into Pediatric Population

96% of physicians — See **advantages to targeted, localized delivery of Product X for pediatric patients** compared to oral mTOR or PI3K inhibitor

"Most parents would not like a young child treated with a systemic drug with so many potential long-term and serious side effects"

Physician Segmentation Insights

VAC* Physicians (n=21) — **73%** of patients

Non-VAC Physicians (n=31) — **77%** of patients

17 of 52 physicians stated they would **prescribe to 100% of patients**

*Vascular Anomaly Centers

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Source: Medacorp Research, 2024. n=52 microcystic LM treaters.

palvella THERAPEUTICS

Highly Concentrated Patient Population: ~400 Established High Volume Centers for Treating Vascular Malformations Comprise ~50% of Market

CLAIMS ANALYSIS SUPPORTS THREE SEGMENTS

~50%	~20%	~30%
Tier One – High Volume Centers: Vascular Anomaly Centers (VACs) and Other Clinics	**Tier Two Targets**	**All Other Providers**

Highly Concentrated Patients: ~50% of market at ~400 centers

- **Already established** Centers of Excellence for mLM
- **~96% of VACs today prescribe oral mTOR inhibitors[1]**: familiarity with class & mechanism of drug

Secondary Targets at Launch

Long-tail Targets

Omni-channel approach

Inside sales can provide a high ROI

Apply additional learnings from Oxervate and other orphan launches

All three market segments to be covered by orphan sales force of ~20-40 reps

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palvella THERAPEUTICS

Source: Palvella and ZS Associates claims analysis (2025). 1. Cohen-Cutler et al., *The Journal of Pediatrics, (*2023).

Payor Research (Q2 2025): High Unmet Need, Low Budget Impact Rare Disease with Positive Perception of Potential Efficacy and Safety

n = 11 U.S. payors


Key: Current With Product X
Budget Impact
of Disease (mLM)
L
H
Clinical Efficacy
of Product X
L
H
Safety & Tolerability
of Product X
L
H

> "***We are very hands off here***, *we leave it to the specialists to decide what is best.*
>
> *– National MCO*

> "*I would not implement a compounded sirolimus [rapamycin] step-through because sirolimus [rapamycin] is already less safe and* ***compounding introduces additional safety concerns.***
>
> *– National MCO*

29

Source: Blinded Payor Research Spring 2025, n=11 U.S. payors including National & Regional MCO Pharmacy Directors and National PBMs. ClearView Healthcare Partners research (Q2 2025).

palvella THERAPEUTICS

QTORIN™ Rapamycin Pricing: Prior First-in-Disease Launches and Recent Topical Orphan Launches Support Potential Orphan Drug Pricing

Rare Disease Medications	ARIKAYCE (amikacin liposome inhalation suspension)	oxervate (cenegermin-bkbj ophthalmic solution) 0.002% (20 mcg/mL)	TEPEZZA teprotumumab-trbw
U.S. Annual List Price at Launch	~$135k[1]	~$190k[2]	~$200k-350k[3]
Indication	Refractory non-tuberculous mycobacterial (NTM) lung infections	Neurotrophic keratitis	Thyroid eye disease
Market Size	~12K-17K prevalent U.S. patients[4]	~50K prevalent U.S. patients[5]	~65K-100K prevalent U.S. patients[6]

1. Medscape Medical News interview with Mandy Fahey, Insmed Director of Corporate Communications (2018). 2. Assumes one course of 8-week therapy for both eyes. 3. Horizon Therapeutics Management guidance and Wall Street research. Price dependent on weight-based dosing. 4. Insmed corporate presentation (2025). 5. Sacchetti et al., *Clin Opth* (2014). 6. Stan et al., *Clin Endocrinol (Oxf)* (2024), Horizon Therapeutics investor presentation (2023).

30

palvella THERAPEUTICS

Strong Medical Affairs Presence in 2026 and Beyond Educating on underlying genetic pathology of disease and relevance of a targeted therapeutic approach Informing on importance of early therapeutic intervention to prevent progression, especially during early childhood and puberty High touch physician engagement with both dermatologists and hematologists-oncologists Many derms and hem-oncs are already working together as part of coordinated care teams in VACs Planned Attendance at Key Medical Congresses: Hired Vimal Patel, PharmD, Senior Vice President of Medical Affairs, to lead scientific engagement, KOL collaboration, disease state awareness, and medical education

QTORIN™ 3.9% RAPAMYCIN Cutaneous Venous Malformations FOR

Cutaneous Venous Malformations:
Serious, High Unmet Need

Genetics & Pathophysiology:

Monogenic TIE2 or PIK3CA over-activating mutations; part of the PI3K/mTOR pathway

Dysregulated growth of malformed veins and **hyperproliferation** of immature venous endothelial cells

Dysfunctional venous architecture leads to bleeding, thrombosis, ulceration

Skin involvement in ~50-80% of venous malformations patients[2]

Lesions **do not resolve spontaneously**[3]

> 75k patients

ESTIMATED DIAGNOSED IN THE U.S.[1]



Leads to physical & functional impairment, psychological distress, with no FDA-approved therapies

Current options: laser treatment, sclerotherapy, off-label systemic pharmacotherapies limited by toxicities palvella THERAPEUTICS

33

1. Primary prospective research conducted by Clarity Pharma. 2. Rikihisa et al., *Journal of Vascular Surgery, (*2019); Boon et al., *Arch Dermatol, (*2004); Mazoyer et al., *Arch Dermatol, (*2008). 3. Fujino et al., *Lymphatic Research and Biology*, (2024).

Cutaneous Venous Malformations: Relentless Cycle of Microthromboses and Functional Loss Abnormal Vessels Bleeding Chronic Micro-thromboses Height (elevation/ engorgement) Phleboliths (painful calcium deposits) TEK/PIK3CA/Other VM Mutations mTOR Hyperactivation Endothelial Dysfunction Therapeutic goal: slow/halt the biological progression and/or improve clinical signs of disease Appearance (visualization/ color) No Spontaneous Regression Sources: Eng et al, American Journal of Medical Genetics Part C: Seminars in Medical Genetics, (2025); Fujino et al, Lymphatic Research and Biology, (2024); Hirose et al, Human Pathology, (2024).

Venous Malformations: Progress Towards the Potential First Targeted Therapy for Unaddressed Cutaneous Disease Known Genetics / Clear Biology Real-world Evidence Real-world evidence supports rapamycin’s off-label use in primarily internal manifestations of VMs… …however, poor patient outcomes persist in cutaneous disease Limaye et al (2009, 2015) Teng et al (2025) QTORIN™ RAPAMYCIN On Target, In Tissue Phase 2 TOIVA Data (2025) Plausible mechanism 3.9% concentration Dermal penetration Extensive CMC package QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

Phase 2 TOIVA Study in cVMs: 24-Week Study

Single-arm, baseline-controlled, QD dose, age 6+


Efficacy Evaluation Period
12 weeks
Treatment Extension Period
12 weeks
Screening / Baseline Visit
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview with participant
Exit Interview with participant

Safety and Tolerability

Efficacy (no pre-specified primary endpoint): cVM-IGA (7-point clinician change scale), cutaneous VM multi-component static scale (cVM-MCSS), other clinician- and patient-reported outcomes

Statistics: Intent-to-Treat (ITT) population, based on available data at each time point and analyzed per statistical analysis plan

Key Entry Criteria: Enriched for patients with cutaneous disease and confirmed by third party eligibility consult team; genetics not required

Enrollment: 16 participants enrolled and dosed

Sites: Mayo Clinic, Cleveland Clinic, Children's Hospital of Philadelphia, Stanford Medicine, UCI, Children's Hospital Colorado, Children's Healthcare of Atlanta, Johns Hopkins Medicine, University of Utah Health, UNC Health, Minnesota Clinical Study Center

36

Note: Statistical significance ($p<0.05$) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.

palvella THERAPEUTICS

Overall cVM-IGA: 73% of Participants Demonstrated Improvement at Week 12

Single-arm, baseline-controlled, QD dose, age 6+


Overall cVM-IGA at Week 12
100%
75%
50%
25%
0%
Percentage of participants
73%
Internal threshold to progress to Phase 3: ~30%
1-Point Improvement or Greater
(n=15)

- **Overall cVM-IGA:** 7-point clinician-assessed dynamic change scale ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3)
  - Mean effect size at week 12: **+1.5 (p<0.001)**
  - Median effect size at week 12: **+2.0**
- **73%** of participants (11/15 participants) demonstrated at least a 1-point improvement on the Overall cVM-IGA at Week 12
- **67%** of participants (10/15 participants) were rated as either "Much Improved" (+2) or "Very Much Improved" (+3) on the Overall cVM-IGA at Week 12; represented in these 10 participants were:
  - i. Genetically confirmed TEK mutations
  - ii. Genetically confirmed PIK3CA mutations
  - iii. Non-TEK/PIK3CA mutation or unconfirmed genotype
- Based on analysis of data at Week 12, the Company does not anticipate requiring confirmed genotypes or genetic testing in future studies

37

Note: Statistical significance (p<0.05) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.
1. Genetic testing was not required as part of the protocol; Palvella is continuing efforts to collect genetic data on trial participants.

palvella THERAPEUTICS

Overall cVM-IGA: Rapid, Time Dependent Response Observed % of Participants with At Least a 2-point Improvement on Overall cVM-IGA Single-arm, baseline-controlled, QD dose, age 6+ Note: Statistical significance (p<0.05) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.

Site: CHOP Investigator: Dr. Denise Adams Participant Age: 17 Mutation: TEK cVM-IGA at Week 12: Very Much Improved (+3) Week 12 Baseline Phase 2 Results: Visible Improvement Participant Qualitative Interview: “I’ve definitely noticed some improvements…it’s definitely had a positive effect…It’s more comfortable to wear a bra now…I’ve had less pain in that specific area” Note: Selective photos.

Site: Cleveland Clinic Investigator: Dr. Michael Kelly Participant Age: 13 Mutation: PIK3CA cVM-IGA at Week 12: Much Improved (+2) Week 12 Phase 2 Results: Visible Improvement Note: Selective photos. Week 12 Baseline Participant Qualitative Interview: “It’s slowed down bleeding and the color has changed…There’s a bump on my leg that went away…it shrunk in size and now it’s not there really”

Phase 2 Results: Safety and Tolerability QTORIN™ rapamycin was generally well-tolerated, similar to previous clinical trials Most common Treatment-Emergent Adverse Events were application site reactions (erythema, 25%) All Treatment-Related Adverse Events were moderate or mild (no severe events) Majority of AEs were mild No SAEs related to study drug No unexpected AEs Rapamycin levels were below the lower limit of quantification (2 ng/mL) in systemic circulation on a standard lab assay for all participants at all timepoints in the study Significantly below 5 ng/mL which is the lower boundary where rapamycin begins to exert immunosuppressive effects

Market Research in Cutaneous VMs:
Strongly Indicates QTORIN™ Rapamycin's Potential as First Line Therapy

Product X: topical 3.9% rapamycin gel

Current options: laser treatment, off-label systemic pharmacotherapies limited by toxicities

Would you consider Product X over oral mTOR and PI3K inhibitors?

Would you consider this as a first-line therapy for cutaneous VM patients?


% Yes
90%
86%

"This product would be life changing for current patients with limited treatment options"

"Essentially all patients with VMs would be considered for Product X"

Survey of 50 high-volume dermatologists and hematologists with an average of 10.6 cutaneous VM patients seen per month

Source: Medacorp (Sept. 2024).

42

palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN Clinically Significant Angiokeratomas FOR

Clinically Significant Angiokeratomas:
Superficial Lymphatic Malformations

Palvella's focus to include Fordyce, Solitary, Mibelli, and Circumscriptum subtypes

Disease Biology:

Increased VEGF and mTOR signaling, leading to vessel dilation and hyperkeratosis

Chronically debilitating lymphatic-derived skin lesions associated with bleeding, pain, and functional impairment

Recurrent bleeding: Friction can cause fragile lesions to frequently bleed

Persistent and extensive: Lesions can be large and increase in size, number, and extent over time

Natural history: No tendency for spontaneous regression

> 50k patients

ESTIMATED DIAGNOSED IN THE U.S.[1]





No FDA-approved therapies

Current options:
laser therapy, electrosurgery, cryotherapy, and surgical excision palvella THERAPEUTICS

Wang et al., *Journal of Cutaneous Pathology*, (2014); Trindade et al., *Am J Dermopathol*, (2014); Prindaville et al., *Pediatric Dermatology*, (2017); Singh et al, *Indian Journal of Dermatology*, (2023); Caraffa et al, *International Journal of Infection*, (2025); Molla, *Clinical, Cosmetic and Investigative Dermatology*, (2024). Ivy H, Julian CA. Angiokeratoma Circumscriptum. Treasure Island (FL): StatPearls Publishing; 2025 Jan; Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

1. Clarity Pharma research (July 2025), n=643 physicians surveyed.

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QTORIN™ Rapamycin as a "Pipeline-in-a-Product":
Advancing Program to Angiokeratoma Patients

Leveraging established aspects of QTORIN™ rapamycin program

- QTORIN™ 3.9% rapamycin formulation
- Drug supply ready to deploy to clinic
- Open IND with FDA Division of Dermatology and Dentistry
- Existing intellectual property coverage

FDA meeting planned 1Q 2026

- Discuss proposed Phase 2 study design
- Longer-term, supplemental NDA (sNDA) submission planned (if approval achieved) in microcystic LMs and/or cutaneous VMs
- Fast Track Designation granted by the FDA in Dec. '25

Planned Phase 2 study initiating in 2H 2026

- Single arm, baseline-controlled study with n=~10-20 patients
- Microcystic LM efficacy endpoints potentially applicable based on clinical overlap

GOAL: Initiate Phase 2 clinical development in 2H 2026

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palvella THERAPEUTICS

QTORIN™ PITAVASTATIN Disseminated Superficial Actinic Porokeratosis FOR

Disseminated Superficial Actinic Porokeratosis (DSAP):
Chronic, Pre-Cancerous, and Progressive

> 50k patients
ESTIMATED DIAGNOSED IN THE U.S.[1]






A
B

Genetics & Disease Biology:
Autosomal dominant (primary) or de novo germline mutation leads to accumulation of toxic intermediates

Risk of malignant transformation: Premalignant disease with transformation to non-melanoma skin cancers[2]

Significant impact to quality of life: clinical signs include skin disfigurement, burning, and persistent itch

Persistent and extensive: Clonal proliferation of abnormal keratinocytes leads to increased number and size of lesions

Natural history: Spontaneous regression is extremely rare[2]

No FDA-approved therapies

Current options:
Laser, surgery, and off-label topical chemo agents & mevalonate pathway inhibitors palvella THERAPEUTICS

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1. Clarity Pharma research (April 2025), n=277 physicians surveyed. 2. Williams, Grant M., et al. “Porokeratosis.” StatPearls Publishing, 2024.

Unmet Need for First FDA-approved Topical Mevalonate Pathway Inhibitor for DSAP Proof-of-concept study, demonstrating a plausible mechanistic approach Significant need for an FDA-approved topical mevalonate pathway inhibitor >20 subsequent supportive studies of off-label use of topical statin therapy in porokeratosis… …however, today poor patient outcomes persist due to lack of access and known variability in unapproved formulations which can limit safety, efficacy, and quality Oral statins are not a viable therapeutic option in DSAP: High first pass metabolism and/or sub-therapeutic biodistribution to the skin

Clear Biology: Targeting the Causal Mevalonate Pathway Target: Mevalonate Pathway Tissue: Epidermis & Dermis Site of pathogenesis-directed therapy An on-target, in-tissue approach could result in significant clinical improvement *HMGCR = 3-hydroxy-3-methylglutaryl-coenzyme A reductase. Image sources: Milani D, Warbasse E, Chen WS. Porokeratosis. PathologyOutlines.com website. *

Using QTORIN™, we considered and tested a wide range of mevalonate pathway inhibitors QTORIN™ Pitavastatin: On Target, In Tissue QTORIN™ PITAVASTATIN Molecule Potency Optimal Skin PK Stability Pitavastatin Mev. Inhibitor 2 Mev. Inhibitor 3 Mev. Inhibitor 4 Mev. Inhibitor 5 Mev. Inhibitor 6 Mev. Inhibitor 7 Did not meet some or all pre-defined target product attributes Pitavastatin is an FDA-approved next-generation oral statin for patients with primary hyperlipidemia and mixed dyslipidemia Superior inhibition of the mevalonate pathway compared to all molecules evaluated Key characteristics: Payload: > 2% concentration achieved Dermal penetration: in vitro penetration test confirms > IC90 Low systemic absorption Encouraging preliminary drug stability IP: Filed formulation & method of use IP and licensed Yale IP

QTORIN™ Pitavastatin Clinical Pathway: Planned Initiation of Phase 2 in 2H 2026 FDA meeting planned 1H 2026 Discuss proposed Phase 2 study design Discuss eligibility for expedited programs (Fast Track Designation) QTORIN™ Pitavastatin: From Concept to Clinic QTORIN™ pitavastatin optimized for stability and drug delivery Working with FDA Division of Dermatology and Dentistry Filed intellectual property Initiation of Proposed Phase 2 study anticipated in 2H 2026 Phase 2 protocol drafted Endpoint development nearing completion with extensive input from key opinion leaders and patients GOAL: Initiate Phase 2 clinical development in 2H 2026

QTORIN™ Pitavastatin: Future Expansion Opportunities

First Clinical Trial: DSAP Patients



DSAP:

50k+ U.S. pts

→

Subsequent Studies: Expand into Other Porokeratosis Subtypes



Porokeratosis of Mibelli:

20k+ U.S. pts



Other subtypes (incl. linear porokeratosis):

10k+ U.S. pts

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palvella THERAPEUTICS

Clarity Pharma (September 2025), n=277 physicians surveyed, MedaCorp Survey (August 2025), n=55 physicians surveyed.

Finance

Well-Capitalized Through Multiple Inflection Points with Funding from Leading Healthcare-Dedicated Investors Dec. 2024 Financing Strong Cash Position Innovative operating model prioritizing capital efficiency Oversubscribed $78.9mm Financing co-led by $63.6 million Cash at 9/30/20251 $10.2 million R&D + G&A expenses in Q3 20251 ~$55 million Projected cash at year end 1 Runway into 2H 2027 1. As presented on Q3 2025 earnings call.

What Sets Palvella Apart: Building The Leader in Rare Skin Diseases and Vascular Malformations

Late-stage rare disease pipeline and QTORIN™ platform

QTORIN™ rapamycin in two late-stage indications: Microcystic LMs (Phase 3) and cutaneous VMs (positive Phase 2 data), with clinically significant angiokeratoma Phase 2 initiation 2H 2026 and additional QTORIN™ product candidates planned

QTORIN™ rapamycin: potential to be first approved therapy and SOC in U.S. for microcystic LMs, cutaneous VMs, and angiokeratomas

All are serious, rare diseases currently with no FDA-approved therapies

Phase 3 designed for success & expedited regulatory pathway

Highly statistically significant Phase 2 results in microcystic LMs contributed to Breakthrough Therapy Designation, single arm baseline-controlled Phase 3 study, and FDA Orphan Product Grant

U.S. commercial opportunity: multi-billion dollar TAM in mLMs and beyond

Insights from recent physician and payor market research indicate potential for strong uptake palvella THERAPEUTICS

Striving to be first for rare disease patients

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palvella THERAPEUTICS

Striving to be first for rare disease patients Thank You